For Immediate Release

8x8 Board of Directors Authorizes New $20 Million Share Repurchase Program

Previous $15 Million Share Repurchase Program Completed on February 19, 2015

SAN JOSE, Calif. -- March 2, 2015 -- 8x8, Inc. (NASDAQ:EGHT), a leading provider of cloud-based unified communications and contact center solutions, today announced that its Board of Directors has approved a new share repurchase program authorizing up to $20 million in repurchases of the Company's outstanding shares of common stock. 8x8 had $187.9 million in cash, cash equivalents and investments as of December 31, 2014.

"Given our strong balance sheet and history of generating positive operating cash flow, management and the Board believe that, based on the current price of our common stock, this $20 million share repurchase is a prudent use of our capital which allows us to increase shareholder value, offset dilution attributable to our stock-based compensation plans and yet maintain sufficient liquidity to invest in strategic growth initiatives, including acquisitions," stated 8x8 CEO Vik Verma.

Repurchases of shares under the program will be made pursuant to a pre-arranged Rule 10b5-1 share repurchase plan, under which transactions would be effected in accordance with specified price, volume and timing conditions. A plan under Rule 10b5-1 of the Securities Exchange Act of 1934 allows a company to repurchase shares at times when it otherwise might be prevented from doing so under insider trading laws or due to self-imposed trading blackout periods. Because repurchases under a Rule 10b5-1 share repurchase plan are subject to specified parameters, there can be no assurance regarding the number of shares, if any, that will be repurchased pursuant to the plan, and the Company may discontinue repurchases and terminate the plan at any time.

On February 19th, 2015, the Company completed $15 million of common stock share repurchases under the previous share repurchase program announced in July 2014.

About 8x8, Inc.

8x8, Inc. (NASDAQ:EGHT) is the trusted provider of secure and reliable cloud-based unified communications and virtual contact center solutions to more than 40,000 businesses operating in over 40 countries across six continents. 8x8's out-of-the-box cloud solutions replace traditional on-premise PBX hardware and software-based systems with a flexible and scalable Software as a Service (SaaS) alternative, encompassing cloud business phone service, contact center solutions, and web conferencing. For additional information, visit www.8x8.com, or www.8x8.com/UK or connect with 8x8 on Google+, Facebook, LinkedIn and Twitter.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. These statements include, without limitation, information about future events based on current expectations, potential product development efforts, near and long-term objectives, potential new business, strategies, organization changes, changing markets, future business performance and outlook. Such statements are predictions only, and actual events or results could differ materially from those made in any forward-looking statements due to a number of risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products and services, the reliability of our services, the prices for our services, customer renewal rates, customer acquisition costs, actions by our competitors, including price reductions for their telephone services, potential federal and state regulatory actions, compliance costs, potential warranty claims and product defects, our needs for and the availability of adequate working capital, our ability to innovate technologically, the timely supply of products by our contract manufacturers, potential future intellectual property infringement claims that could adversely affect our business and operating results, and our ability to retain our listing on the NASDAQ Capital Market. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

8x8, Inc.
Joan Citelli, 408-654-0970
Joan.citelli@8x8.com